UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022__________________________________________

Dynatronics Corporation
(Exact name of registrant as specified in its charter)

 __________________________________________

Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

1200 Trapp Rd, Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

(801) 568-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	DYNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Principal Financial Officer

On July 6, 2022, the Company announced that the Company and Norman Roegner have mutually determined that Mr. Roegner’s services as Chief Financial Officer (Principal Financial Officer) of the Company will be terminated, effective July 22, 2022. In connection with Mr. Roegner’s termination, the Company and Mr. Roegner intend to enter into a Separation and Release Agreement (the “Separation Agreement”). The Separation Agreement provides that Mr. Roegner will receive separation pay equal to eight (8) weeks of his current annual base salary. In addition, the Separation Agreement provides for the accelerated vesting of 15,180 shares of Restricted Stock Units, the vesting of which will occur on July 22, 2022. The Separation Agreement includes a general release of claims and waivers customary in such agreements.

Appointment of New Principal Financial Officer

The Board of Directors of the Company has named John Krier as the Company’s Chief Financial Officer (Principal Financial Officer), effective July 22, 2022.

Since July 7, 2020, Mr. Krier has served as the Company’s Chief Executive Officer, and he will also continue to serve as the Company’s Chief Executive Officer. Mr. Krier also previously served as the Company’s Chief Financial Officer from March 23, 2020 to November 9, 2020.

Item 7.01 Regulation FD Disclosure.

On July 6, 2022, the Company issued a press release announcing the appointments of Messrs. Withers (per Item 8.01 below) and Krier. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 8.01 Other Events

Appointment of New Chief Information Officer

On July 6, 2022, Dynatronics Corporation (the “Company”) announced the hiring of Michael Withers, age 53, as Chief Information Officer of the Company, to be effective July 25, 2022. The Company has not staffed the CIO position since 2020. Prior to joining the Company, Mr. Withers served as the Vice President of Information Technology at SeaSpine, a medical technology company, from April 2016 to July 2022. Mr. Withers holds a B.S. degree in Business Administration from California State Polytechnic University and an M.B.A. in Information Systems from California State University.

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Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated July 6, 2022 Announcing Appointments of Chief Information Officer and Chief Financial Officer

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2022	DYNATRONICS CORPORATION

	By:	/s/John Krier
	Name:	John Krier
	Title:	President and Chief Executive Officer

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